UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – April 27, 2012

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K/A (the “Amendment”) is being filed to amend our Current Report on Form 8-K filed on May 3, 2012 (the “Form 8-K”). The sole purpose of this Amendment is to correct a typographical error in the disclosure in Item 2.03 with respect to the covenant relating to the ratio of the Company’s EBIT to interest expense. No other changes have been made to the Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth in Item 2.03 below is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On April 27, 2012, West Pharmaceutical Services, Inc. ("the Company") entered into a new $300,000,000 senior revolving credit facility, dated as of April 27, 2012, between the Company, certain of its subsidiaries, the lenders party thereto from time to time, PNC Bank, National Association, as Administrative Agent, Bank of America, N.A., Wells Fargo Bank, National Association, Citizens Bank of Pennsylvania and U.S. Bank, National Association, as Syndication Agents and PNC Capital Markets, LLC, as Sole Lead Arranger (the "New Credit Agreement").

A brief description of the material terms and conditions of the New Credit Agreement is contained in Item 2.03 herein.

The New Credit Agreement replaced our existing credit facility, dated as of June 4, 2010, between the Company, certain of its subsidiaries, the lenders party thereto from time to time, PNC Bank, National Association, as Administrative Agent, Bank of America, N.A., and Wells Fargo Bank, National Association, as Syndication Agents, Citizens Bank of Pennsylvania, as Documentation Agent, and PNC Capital Markets, LLC, as Lead Arranger (the "Terminated Credit Agreement"), which was terminated on April 27, 2012.  A brief description of the terms and conditions of the Terminated Credit Agreement is included in Item 1.02 of the Company's Form 8-K filed with the Securities and Exchange Commission on June 10, 2010, and is incorporated by reference herein.  The Company did not incur any early termination penalties in connection with the termination of the Terminated Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The terms of the New Credit Agreement include:

•
A senior unsecured, multi-currency revolving credit facility of $300,000,000, with sublimits of up to $30,000,000 for swing line loans and up to $30,000,000 for the issuance of standby letters of credit, which credit facility may be increased from time to time by up to $50,000,000 in the aggregate through an increase in the revolving credit facility or an incremental term loan subject to the satisfaction of certain conditions;

•	A termination date of April 26, 2017;

•	A base interest rate that is tiered based on the ratio of the Company's senior debt to modified EBITDA, ranging from 125 to 225 basis points over LIBOR;

•
Financial covenants by the Company prohibiting: the ratio of its total debt to its modified EBITDA from exceeding 3.5 to 1; the ratio of its EBIT to interest expense to be less than 2.5 to 1; and the amount of outstanding priority debt from exceeding 25% of the Company's consolidated capitalization;

•	Customary limitations on liens securing indebtedness of the Company and its subsidiaries, asset sales, distributions and acquisitions; and

•	Customary events of default, the occurrence of which may result in the acceleration of any outstanding loans.

The Company and its subsidiaries do not have recourse to any third parties to recover any amounts under the New Credit Agreement.

This summary is qualified in its entirety by reference to the New Credit Agreement, which is attached hereto as Exhibit 10.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2012, our Board of Directors decreased its size from 11 to 10 members following the retirement of director Robert C. Young under the Board’s retirement policy.   As previously disclosed, Dr. William F. Feehery was appointed to the Board of Directors on February 21, 2012.  On May 1, 2012, Dr. Feehery was appointed to the Innovation and Technology Committee.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Our 2012 Annual Meeting of Shareholders was held on May 1, 2012 at the Company’s corporate headquarters. Our shareholders voted on three proposals at the Annual Meeting. The proposals are described in detail in our definitive proxy statement dated March 21, 2012.  As of March 9, 2012, the record date, there were 33,804,659 shares outstanding.  Shareholders representing 30,455,637, or  90.09%, of the common shares outstanding were present in person or were represented by proxy. The final results for the votes on each proposal are set forth below.

Proposal 1: Our shareholders elected the following Directors to the Board of Directors to serve until the 2013 Annual Meeting of Shareholders.

Name	For	Withheld	Broker Non-Votes
Mark A. Buthman	28,777,277	133,241	1,545,119
William F. Feehery	28,777,364	133,154	1,545,119
Thomas W. Hofmann	28,720,544	189,974	1,545,119
L. Robert Johnson	28,776,891	133,627	1,545,119
Paula A. Johnson	28,789,589	120,929	1,545,119
Douglas A. Michels	28,778,069	132,449	1,545,119
Donald E. Morel, Jr.	28,322,551	587,967	1,545,119
John H. Weiland	28,573,132	337,386	1,545,119
Anthony Welters	28,437,476	473,042	1,545,119
Patrick J. Zenner	28,572,445	338,073	1,545,119

Proposal 2: Our shareholders approved, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
27,529,889	1,340,462	40,167	1,545,119

Proposal 3: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2012 fiscal year. The votes regarding this proposal were as follows:

			Broker Non-Votes
For	Against	Abstain
30,207,509	241,585	6,543	Not applicable

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1
Credit Agreement, dated as of April 27, 2012, between the Company, certain of its subsidiaries, the lenders party thereto from time to time, PNC Bank, National Association, as Administrative Agent, Bank of America, N.A., Wells Fargo Bank, National Association, Citizens Bank of Pennsylvania and U.S. Bank, National Association, as Syndication Agents and PNC Capital Markets, LLC, as Sole Lead Arranger.*

* Incorporated by reference to the Company’s Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III, Vice President, General
Counsel and Secretary

May 10, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1
Credit Agreement, dated as of April 27, 2012, between the Company, certain of its subsidiaries, the lenders party thereto from time to time, PNC Bank, National Association, as Administrative Agent, Bank of America, N.A., Wells Fargo Bank, National Association, Citizens Bank of Pennsylvania and U.S. Bank, National Association, as Syndication Agents and PNC Capital Markets, LLC, as Sole Lead Arranger.*

* Incorporated by reference to the Company’s Form 8-K.